UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 31, 2007

(Date of earliest event reported)

Quest Resource Corporation

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-17371 (Commission File Number)	90-0196936 (I.R.S. Employer Identification No.)

9520 North May Ave., Suite 300

Oklahoma City, Oklahoma 73120

(Address of principal executive office)(Zip Code)

(405) 488-1304

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 31, 2007, Quest Energy Partners, L.P., a subsidiary of Quest Resource Corporation, issued a press release announcing its commencement of an initial public offering. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Quest Energy Partners, L.P. dated October 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE CORPORATION

By:	/s/ Steve Hochstein
Steve Hochstein
Executive Vice President, Exploration/A&D

Date: October 31, 2007